BNY Mellon Global Emerging Markets Fund
SCHEDULE OF INVESTMENTS
January 31, 2026 (Unaudited)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 97.2%
Brazil — 3.6%
Lojas Renner SA	1,517,108	4,321,210
TOTVS SA	673,918	5,712,505
		10,033,715
China — 23.4%
Anker Innovations Technology Co. Ltd., Cl. A	336,053	4,817,755
Atour Lifestyle Holdings Ltd., ADR	129,034	4,611,675
Centre Testing International Group Co. Ltd., Cl. A	1,189,600	2,642,029
Contemporary Amperex Technology Co. Ltd., Cl. A	142,300	7,194,563
Foshan Haitian Flavouring & Food Co. Ltd., Cl. H	649,000	2,498,346
Midea Group Co. Ltd., Cl. A	441,500	4,928,849
NetEase, Inc.	138,100	3,585,893
Shenzhen Inovance Technology Co. Ltd., Cl. A	288,000	3,100,271
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl. A	94,500	2,576,734
Spring Airlines Co. Ltd., Cl. A	369,575	2,991,312
Tencent Holdings Ltd.	239,768	18,379,972
Yutong Bus Co. Ltd., Cl. A	1,671,600	7,437,416
		64,764,815
Hong Kong — 4.6%
AIA Group Ltd.	1,096,200	12,659,511
Hungary — .8%
OTP Bank Nyrt	17,805	2,242,937
India — 14.7%
Eternal Ltd.(a)	1,209,372	3,598,488
HDFC Bank Ltd.	1,161,576	11,737,957
Mahindra & Mahindra Ltd.	121,778	4,545,609
Marico Ltd.	1,051,414	8,347,020
Sona Blw Precision Forgings Ltd.(b)	1,017,812	5,488,331
Tata Consultancy Services Ltd.	105,958	3,599,670
Titan Co. Ltd.	78,623	3,394,222
		40,711,297
Indonesia — 1.9%
Bank Central Asia Tbk PT	11,725,800	5,170,425
Ireland — 2.2%
PDD Holdings, Inc., ADR(a)	60,927	6,156,673
Malaysia — 1.3%
Press Metal Aluminium Holdings Bhd	1,814,600	3,480,218
Mexico — 4.8%
BBB Foods, Inc., Cl. A(a),(c)	167,833	5,855,693
Qualitas Controladora SAB de CV	399,333	3,718,212
Vista Energy SAB de CV, ADR(a)	60,141	3,637,929
		13,211,834
Netherlands — 2.2%
ASML Holding NV	4,226	6,006,197
Peru — 2.8%
Credicorp Ltd.	21,803	7,779,964
Singapore — 1.1%
Sea Ltd., ADR(a)	26,574	3,095,605

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 97.2% (continued)
South Africa — 2.0%
Shoprite Holdings Ltd.	345,317	5,693,740
South Korea — 11.6%
HD Hyundai Marine Solution Co. Ltd.	21,401	2,700,459
Hugel, Inc.(a)	32,143	6,180,285
Samsung Electronics Co. Ltd.	118,527	13,240,898
SK hynix, Inc.	16,005	10,135,314
		32,256,956
Taiwan — 17.5%
Advantech Co. Ltd.	552,000	5,256,962
Chroma ATE, Inc.	100,000	3,119,038
MediaTek, Inc.	101,000	5,637,201
Taiwan Semiconductor Manufacturing Co. Ltd.	564,000	31,698,064
Voltronic Power Technology Corp.	98,000	2,655,590
		48,366,855
Turkey — 1.8%
BIM Birlesik Magazalar AS(c)	325,149	4,929,428
Uruguay — .9%
MercadoLibre, Inc.(a)	1,230	2,641,782
Total Equity Securities - Common Stocks (cost $189,642,055)		269,201,952

Preferred Dividend Rate (%)
Equity Securities - Preferred Stocks — 2.5%
Brazil — 2.5%
Itau Unibanco Holding SA (cost $5,471,892)	4.47	808,528	6,948,784

	1-Day Yield (%)
Investment Companies — .0%
Registered Investment Companies — .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $25,932)	3.72	25,932	25,932
Investment of Cash Collateral for Securities Loaned — .9%
Registered Investment Companies — .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $2,345,707)	3.72	2,345,707	2,345,707
Total Investments (cost $197,485,586)		100.6%	278,522,375
Liabilities, Less Cash and Receivables		(.6%)	(1,556,834)
Net Assets		100.0%	276,965,541

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2026, these securities amounted to $5,488,331 or 2.0% of net assets.

(c)
Security, or portion thereof, on loan. At January 31, 2026, the value of the fund’s securities on loan was $2,746,748 and the value of the collateral was
$2,959,005, consisting of cash collateral of $2,345,707 and U.S. Government & Agency securities valued at $613,298.  In addition, the value of collateral may include pending sales that are also on loan.

(d)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Global Emerging Markets Fund
January 31, 2026 (Unaudited)
The following is a summary of the inputs used as of January 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	47,531,248	221,670,704††	—	269,201,952
Equity Securities - Preferred Stocks	6,948,784	—	—	6,948,784
Investment Companies	2,371,639	—	—	2,371,639
	56,851,671	221,670,704	—	278,522,375

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Equity investments generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on Nasdaq markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments is determined by the Adviser, as the fund’s Valuation Designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At January 31, 2026, accumulated net unrealized appreciation on investments was $81,036,789, consisting of $87,964,302 gross unrealized appreciation and $6,927,513 gross unrealized depreciation.
At January 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.